Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Collegium Pharmaceutical, Inc. (the “Company”) for the fiscal year ended December  31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned,  Paul Brannelly,  Executive Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PAUL BRANNELLY
Paul Brannelly
Executive Vice President and Chief Financial Officer

Date: February 27, 2019